Exhibit 32.1


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Dragon Asia Corp. (the Company), does hereby certify, to such officer's knowledge, that:


     The amended annual report on Form 10-K/A for the period ended December 25, 2002 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 22,  2003
                                               /s/ Xue Jun Song
                                               --------------------------
                                               Xue Jun Song
                                               Chief Executive Officer


October 22,  2003
                                               /s/ Wing Leung Lai
                                               ------------------
                                               Wing Leung Lai
                                               Chief Financial Officer